SUPPLEMENT DATED DECEMBER 22, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                          JNL(R) VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC

The sentence in the "PRINCIPAL INVESTMENT STRATEGIES" section for the Funds which reads:

     "The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund."

should be deleted in its entirety and replaced with the following sentence:

     "The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund."










(To be used with VC3657 5/04 and VC3723 5/04.)


                                                                    V5912 12/04